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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


   Date of report (Date of earliest event reported):    August 5, 2005

                            Impax Laboratories, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)
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
                        Delaware                                0-27354                                      65-0403311
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(State or other jurisdiction of incorporation)         (Commission File Number)                  (IRS Employer Identification No.)

             30831 Huntwood Ave., Hayward, CA                                                                  94544
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         (Address of principal executive offices)                                                           (Zip Code)
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        Registrant's telephone number, including area code (510) 476-2000
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                                 Not Applicable
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          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR
STANDARD; TRANSFER OF LISTING

On August 5, 2005, Impax Laboratories, Inc. ("Impax" or the "Company") announced that it has received notification from The Nasdaq Stock Market, Inc. that the Nasdaq Listing Qualification Panel has determined to delist IMPAX's common stock from The Nasdaq National Market, effective with the opening of business on Monday, August 8, 2005. As previously reported, IMPAX has been unable to file its Annual Report on Form 10-K for the fiscal year ended December 31, 2004 and its Quarterly Report on Form 10-Q for the quarter ended March 31, 2005. IMPAX's failure to file these periodic reports violated Nasdaq Marketplace Rule 4310(c)(14), compliance with which is required for continued listing on Nasdaq.

A copy of Impax's press release concerning the foregoing is attached as Exhibit
99.1 to this Form 8-K.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

       (c)  Exhibits.

               99.1 - Press Release






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       IMPAX LABORATORIES, INC.


Date: August 5, 2005                   By:   /s/ Arthur A. Koch
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                                           Name:  Arthur A. Koch
                                           Title: Chief Financial Officer




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